Business Acquisitions (Details Textual)	1 Months Ended
Jul. 26, 2019
Business Acquisitions (Textual)
Description of business acquisitions	The Company completed the acquisition of 100% of the issued and outstanding capital stock of Anyi Network from its shareholders pursuant to the terms and conditions of a Share Exchange Agreement (the "Acquisition Agreement") entered into among the Company and Anyi Network's shareholders. In connection with the Acquisition Agreement, AGM Holdings acquired 100% of the equity of Anyi and pay $400,000 in cash and issue an aggregate of 475,000 duly authorized, fully paid and nonassessable Class A ordinary shares of the Company, valued at $16.00 per share to the shareholders of Anyi. The total consideration underlying the Share Exchange shall be $8,000,000. This is referred to herein as the "the Acquisition".